SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
              PURSUANT TO SECTION 13 or 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  July 1, 1998



                  Southern California Water Company

                    American States Water Company
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       (Exact name of registrant as specified in its charter)

                   Southern California Water Company

California                  000-01121                95-1243678
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(State or other      (Commission File Number)      (IRS Employer
jurisdiction of                               Identification No.)
incorporation)

                     American States Water Company

California               (not yet assigned)          95-4676679
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(State or other      (Commission File Number)      (IRS Employer
jurisdiction of                               Identification No.)
incorporation)

630 East Foothill Boulevard, San Dimas, California   91773-9016
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(Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number including area code: (909) 394-3600

(Former name or former address, if changed since last report.)
   Not applicable.

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Item 1.  Changes in Control of Registrant.

(a) On April 28, 1998, shareholders with a majority of the voting power of the common and preferred stock of Southern California Water Company (the "Company") approved the principal terms of an Agreement of Merger (the "Agreement"), dated as of June 25, 1998 by and among the Company, American States Water Company, and SCW Acquisition Corp. The sole shareholder of American States Water Company and the sole shareholder of SCW Acquisition Corp. approved the Agreement on March 5, 1998.

Under the Agreement, which was filed with the Secretary of State of the State of California on June 30, 1998, SCW Acquisition
Corp., a wholly owned subsidiary of American States Water
Company, was merged with and into the Company effective 12:01 a.m. on July 1, 1998 (the "Effective Date").

Under the Agreement, the Company became a wholly owned subsidiary of American States Water Company and the Company's common and preferred shareholders became holders of all of the American States Water Company Common and Preferred Shares, respectively, as follows:

    (i) each issued and outstanding share of the Company's Common
Shares was exchanged for one American States Water Company Common
Share; and

    (ii) each issued and outstanding share of each series of the Company's Preferred Shares was exchanged for one share of American States Water Company of the applicable series.

At the opening of business on the Effective Date of the merger of the Company and SCW Acquisition Corp., the Common Shares of
American States Water Company were listed on the New York Stock
Exchange.

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Item 7.   Financial Statements, Pro Forma Financial Information
          and Exhibits

(c)   Exhibits

      2.1 Agreement of Merger dated as of June 25, 1998, by and among Southern California Water Company, SCW
            Acquisition Corp., and American States Water Company.

      99.1  Press Release of Southern California Water
            Company announcing the formation of American
            States Water Company, its new holding company whose shares will be listed on the New York Stock Exchange, dated as of June 30, 1998.

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                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            AMERICAN STATES WATER COMPANY


                            /s/ McClellan Harris III
                            --------------------------------
                            By:   McClellan Harris III
                                  Vice President - Finance, Chief
                                  Financial Officer, Treasurer
                                  and Secretary

DATED:  July 1, 1998

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